UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 18, 2025

SENTINEL HOLDINGS LTD

(Exact name of registrant as specified in its charter)

Nevada	333-193220	95-4363944
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1793 Lafayette St. 2nd FL. Santa Clara, CA 95050

(Address of principal executive offices and zip code)

(408)-750-0038

(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

NONE

SECURITIES  MARKET WHERE STOCK TRADES

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $.001 per share	SNTL	OTCMKTS

(Former name or former address, if changed since last report)

Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

 ITEM 2.01 Completion of Acquisition or Disposition of Assets.

On October 16th, 2025, the Company acquired all of the service contracts of Opsec Specialized Protections, Inc. along with its work force and certain intangible assets, for a purchase price of $650.000 paid in cash, and additional terms set forth below.

Pursuant to a consulting agreement with the Seller, the principal shareholder/CEO of the Seller will continue to work in the business over six months at a salary of $50,000 per month.

Provided at least 80% of the current active security services accounts of the business acquired by the Company are in the aggregate providing the same level of income per month or more than they provided at closing, the Company will pay the Seller an additional Performance Bonus of One Hundred Fifty Thousand Dollars ($150,000.00).   Total revenues for the month of September, 2025, from service contracts, the month proceeding the closing, totaled approximately $799,000, and cash expenses for the month totaled approximately $604,000.   80% revenues from service contracts equaled approximately $639,000 in the month of October.

The Company also entered a six month lease with Fred Porras, the majority shareholder of the Seller, to rent Mr. Porras’ office space where the Seller’s business was located, at a rental rate of Five Thousand Five Hundred Dollars ($5,500.00) per month, on a triple net basis.  Almost all liabilities of the business were retained by Seller and not assumed by the Company.

 ITEM 5.02. CHANGE IN CONTROL.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

Financial statements required by this item are not included, but will be filed by an amendment to this report not later than 71 calendar days after the date of this filing,

Exhibits:

2.01	Asset Purchase Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

By:	/s/ Kyle Madej

Chief Executive Officer

Date:	November 11, 2025